UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2016
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EXTERRAN CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-36875	47-3282259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4444 Brittmoore Road Houston, Texas 77041
(Address of Principal Executive Offices) (Zip Code)

(281) 836-7000 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2016, the Board of Directors of Exterran Corporation (the “Company”) elected Raymond L. Carney, Jr. as Vice President and Chief Accounting Officer, effective immediately. Mr. Carney, age 48, served as Vice President, Controller and Chief Accounting Officer of Dresser-Rand Group from 2008 until joining the Company. Prior to 2008, he was employed by Alcoa first as Manager, Financial Transactions and subsequently as Group Controller for Global Rolled Products, Hard Alloy Extrusions and Asia. Mr. Carney is a certified public accountant and began his career at Ernst & Young LLP. He received his BS in Accounting from Pennsylvania State University in 1989.

There are no arrangements or understandings between Mr. Carney and any other person(s) pursuant to which he was appointed the Company’s Vice President and Chief Accounting Officer. There is no family relationship between Mr. Carney and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company has not entered into any related-party transactions with Mr. Carney that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

We entered into an employment letter with Mr. Carney pursuant to which he will receive an annual base salary and be eligible to receive short and long term incentive awards, in each case in the Board’s or designated committee of the Board’s sole discretion and based on performance objectives determined by the Board or such designed committee. In connection with his appointment, Mr. Carney will receive a one-time grant of shares of restricted stock valued at $150,000, such shares to vest at a rate of one-third per year beginning on the first anniversary of the date of grant, and enter into the Company’s standard indemnification agreement for its executive officers. Mr. Carney is entitled to a severance benefit equal to nine months’ base salary if terminated by the Company without cause, and is also be entitled to participate in the Company’s benefit programs available to similarly situated officers of the Company.

Item 7.01.	Regulation FD Disclosure.

The press release announcing Mr. Carney’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference. This exhibit is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of  Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of the Company’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 6, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN CORPORATION

/s/ Jon C. Biro
Jon C. Biro
Senior Vice President and Chief Financial Officer
Date: April 6, 2016

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated April 6, 2016

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